UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 26, 2009

Intelli-Check – Mobilisa, Inc.
(Exact name of registrant as specified in charter)
Delaware	001-15465	11-3234779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
191 Otto Street, Port Townsend, WA		98368
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (360) 344-3233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.           Results of Operations and Financial Condition

On March 26, 2009, the Company held an investors’ conference call to discuss the results of the fourth quarter and fiscal year ended December 31, 2008. During the call, Company’s management stated that an adjustment of $6,293,000 to intangible assets was related to a reallocation of the purchase price of Mobilisa, Inc. Subsequently, it was determined that this adjustment should be recorded as an impairment to intangible assets as of December 31, 2008 rather than a reallocation of the purchase price. This change had no impact on the consolidated balance sheets or consolidated statement of operations.

The information in this Report, including the exhibit, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLI-CHECK – MOBILISA, INC.

By:	/s/ Peter J. Mundy
Name: Peter J. Mundy
Title: Vice President Finance & CFO

Dated:  March 30, 2009